EXHIBIT 99.2

Transforming inTEST

2022 Investor and Analyst Day



March 24, 2022

inTEST

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans, strategies and intentions, or our future performance or goals, that are based upon management's current expectations. Our forward-looking statements can often be identified by the use of forward-looking terminology such as "believes," "expects," "intends," "may," "will," "should," "plans," "projects," "forecasts," "outlook," "anticipates" or similar terminology. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, any mentioned in this presentation as well as our ability to execute on our 5-Point Strategy; our ability to grow our presence in the life sciences, security, industrial and international markets; the possibility of future acquisitions or dispositions and the successful integration of any acquired operations; the success of our strategy to diversify our business by entering markets outside the semiconductor and automated test equipment markets; indications of a change in the market cycles in the Semi Market, or other markets we serve; developments and trends in the Semi Market, including changes in the demand for semiconductors; our ability to convert backlog to sales and to ship product in a timely manner; the loss of any one or more of our largest customers, or a reduction in orders by a major customer; the availability of materials used to manufacture our products; the impact of current global supply chain constraints or other interruptions in our supply chain caused by external factors; the sufficiency of cash balances, lines of credit and net cash from operations; stock price fluctuations; the ability to borrow funds or raise capital to finance potential acquisitions or for working capital; changes in the rate of, and timing of, capital expenditures by our customers; the impact of COVID-19 on our business, liquidity, financial condition and results of operations; effects of exchange rate fluctuations; progress of product development programs; the anticipated market for our products; the availability of and retention of key personnel or our ability to hire personnel at anticipated costs; general economic conditions both domestically and globally; and other risk factors set forth from time to time in our Securities and Exchange Commission filings, including, but not limited to, our annual report on Form 10-K for the year ended December 31, 2021.

Non-GAAP Financial Measures and Forward-Looking Non-GAAP Financial Measures

In addition to disclosing results that are determined in accordance with GAAP, we also disclose non-GAAP financial measures which consist of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, free cash flow, adjusted EBITDA, and adjusted EBITDA margin. Adjusted net earnings (loss) is derived by adding acquired intangible amortization, adjusted for the related income tax expense (benefit), to net earnings (loss). Adjusted net earnings (loss) per diluted share is derived by dividing adjusted net earnings (loss) by diluted weighted average shares outstanding. Adjusted EBITDA is derived by adding acquired intangible amortization, interest expense, income tax expense, depreciation, and stock-based compensation expense to net earnings (loss). Adjusted EBITDA margin is derived by dividing adjusted EBITDA by revenue. Free cash flow is derived by subtracting capital expenditures from net cash provided by operations. These results are provided as a complement to the results provided in accordance with GAAP. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP financial measures presented to provide investors with meaningful, supplemental information regarding our baseline performance before acquired intangible amortization charges as this expense may not be indicative of our underlying operating performance. Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures presented primarily as a measure of liquidity as they exclude non-cash charges for acquired intangible amortization, depreciation and stock-based compensation. In addition, adjusted EBITDA and adjusted EBITDA margin also exclude the impact of interest income or expense and income tax expense or benefit, as these expenses may not be indicative of our underlying operating performance. The non-GAAP financial measures presented in this presentation are used by management to make operational decisions, to forecast future operational results, and for comparison with our business plan, historical operating results and the operating results of our peers. Reconciliations from net earnings (loss) and net earnings (loss) per diluted share to adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share and from net earnings (loss) to adjusted EBITDA and adjusted EBITDA margin, are contained in the tables below. The non-GAAP financial measures discussed in this presentation may not be comparable with similarly titled measures used by other companies. The presentation of non-GAAP financial measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

This presentation also contains forward-looking statements regarding non-GAAP Adjusted EBITDA and Adjusted EBITDA margin. The Company is unable to present a quantitative reconciliation of these forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict the necessary components of such GAAP measures without unreasonable effort or expense. In addition, the Company believes that such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the Company's 2025 financial results. These non-GAAP financial measures are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end and year-end adjustments. Any variation between the Company's actual results and preliminary financial data set forth above may be material.

inTEST 2022 Investor Day

- Introduction and Safe Harbor - Deborah Pawlowski
- Transforming inTEST - Nick Grant
- Electronic Test - Joe McManus
- Environmental Technologies - Gregory Martel
- Process Technologies - Scott Nolen
- Break
- Making M&A a Core Competency - Rich Rogoff
- Driving Financial Success - Duncan Gilmour
- Deliver on the Vision - Nick Grant
- Q&A - Executive Team

Leadership Driving Change

inTEST



Nick Grant

CEO



Duncan Gilmour

CFO and Treasurer



Rich Rogoff

Vice President
Corporate Development



Meghan Blount

Vice President
Human Resources



Scott Nolen

Division President
Process Technologies



Joe McManus

Division President
Electronic Test



Gregory Martel

VP and GM
Environmental Technologies

Transforming inTEST

Nick Grant, CEO



ABB AMETEK EMERSON



Leveraging engineering expertise, customer relationships and strong leadership team to drive growth and change

inTEST

Unlocking The Potential

Transforming inTEST

inTEST

Vision

*To be the **supplier of choice** for innovative test and process technology solutions*

Mission

*Leverage our deep industry knowledge & expertise to **develop and deliver high quality, innovative customer solutions** and superior support for complex global challenges*

Transforming inTEST

Legacy inTEST		New inTEST
Fragmented growth strategy	»	Robust long-term growth strategy
Emphasis on thermal markets with infrequent acquisitions	»	Emphasis on diversified growth markets and acquisitions
Infrequent investor interaction and communications	»	Clear, consistent, continuous investor communications
Designed-to-order applications	»	More standardized/ configured-to-order solutions
Siloed employee communications	»	Clear, constant employee communications
Conservative, risk-averse culture	»	Results-driven, entrepreneurial culture

Strong Foundation For Growth

inTEST: Known for Highly-Engineered, Customer-Driven Solutions

Growing and Diversified Markets

- Semiconductor
- Industrial
- Automotive/EV
- Defense/Aerospace
- Life Sciences
- Security

Blue-Chip Global Customer Base

Texas Instruments
Emerson
Lockheed Martin
Alcon
Raytheon
Qualcomm
Johns Hopkins Medicine
Analog Devices

Global Presence

- 2021 Revenue: $85M
  - 46% APAC
  - 33% Americas
  - 21% EMEA
- Manufacturing operations in U.S., Canada, Europe
- Global sales and service organization

Commitment to Long-Term Value Creation

inTEST

Key Elements To Our Transformation

- Strong Foundation
- New Leadership
- Robust 5-Point Strategy
- Acquisitions
- New Organizational Structure
- Energized Workforce

Strong Execution of Strategic Plan

Excellent progress in Year One

($ in millions, except per share data)

	2020	2021
Revenue	$53.8	$84.9
Net Earnings	$(0.9)	$7.3
Adj. EBITDA Margin[1]	2.5%	14.2%
EPS (GAAP)	$(0.09)	$0.68
Adjusted EPS (Non-GAAP)[1]	$0.03	$0.81
Orders	$60	$102
Backlog at 12/31	$11	$34

Strong Results Driven By:

- Market share gains
- New customers in both Semi and Other Target Markets
- Introduction of new product solutions and applications
- Strong overall economy and Semi market
- Recent acquisitions added $1.5 million in revenue

[1] *Adjusted Net Earnings per diluted share and Adjusted EBITDA are non-GAAP financial measures. Further information can be found under "Non-GAAP Financial Measures." See also the reconciliations of GAAP financial measures to non-GAAP financial measures that accompany this presentation.*

Reorganizing To Drive Growth

inTEST

Legacy inTEST

- **Thermal Segment**
  - inTEST Thermal Solutions
  - Ambrell
- **EMS Segment**
  - EMS Products

New inTEST

- **Electronic Test**
  - Semiconductor Test Equipment
  - Flying Probe & In-circuit Testers
  - Future Technologies
  - EMS Products
  - Acculogic
- **Environmental Technologies**
  - Thermal Test, Process and Storage
  - Future Technologies
  - inTEST Thermal Solutions
- **Process Technologies**
  - Induction Heating
  - Video Imaging
  - Future Technologies
  - Ambrell
  - Videology

New Structure Enables Higher Growth

inTEST


Process Technologies 30%
2021
Revenue
$85M*
Electronic Test 38%
Environmental Technologies 32%

Benefits:

- Focus drives accountability and results
- Technology aligned structure promotes collaboration; enables broader customer solutions
- Leveraged management team provides cost efficiencies and consistency

*Division revenue split is unaudited

Expanding our Served Markets

inTEST

Legacy inTEST
~$570M SAM*
End of 2020

- Thermal Segment ~$450M
- EMS Segment ~$120M

New inTEST
$2.0B+ SAM*
Entering 2022

- Electronic Test ~$350M
- Environmental Technologies ~$680M
- Process Technologies ~$1.3B+

Serviceable Addressable Markets (SAM)

$300M	$150M	$120M
Induction Heating Solutions	Temperature Solutions	Semi Test Solutions

Serviceable Addressable Markets (SAM)

$150M	$200M	$180M	$500M	$310M	$1B+
Semi Test Solutions	In-Circuit Test Solutions	Temperature Solutions	Cold Chain Storage Solutions	Induction Heating Solutions	Image Capture Solutions

*SAM based on available industry data and Company estimates

Driving Market Leadership/Opportunities

Targeting markets with strong, secular tailwinds

inTEST Revenue by Market*


2020
2022E
2025E
Semi
Industrial
Defense/Aero
Auto/EV
Life Sciences
Security
Other

Markets	Expected 5-Year Market Growth**
Served Semi Markets	3% to 6%
Industrial	3% to 6%
Defense/Aero	3% to 6%
Targeted Growth Markets	
Auto/EV	5% to 8%
Life Science	6% to 9%
Security	7% to 10%

*Excludes any potential future acquisitions

**Sources: IC Insights, Verified Market Research, industry trade publications and company estimates

5-Point Strategy Drives Long-Term Value



Global & Market Expansion
Innovation & Differentiation
Strategic Acquisitions & Partnerships
Service & Support
Talent & Culture

5-Point Strategy Drives Long-Term Value

inTEST


Global & Market Expansion
Innovation & Differentiation
Service & Support
Talent & Culture
Strategic Acquisitions & Partnerships

1 Grow Top-Line Through Geographic and Market Expansion

- Further penetrate existing markets with infrastructure investments
- Expand into new markets with existing products
- Invest in global Direct Sales and Channel Management
- Execute global supply agreements
- Enhance Corporate identity and branding

Year One Successes

Global & Market Expansion

- Key Front-End Sales Investments
- Channel Partner Expansion
- Expand Into New markets
- New OEM Programs
- Geographic Expansion

5-Point Strategy Drives Long-Term Value

inTEST


Global &
Market
Expansion
Innovation &
Differentiation
Strategic
Acquisitions &
Partnerships
Service &
Support
Talent &
Culture

2 Drive Innovation and Technological Differentiation

- Leverage expertise to deliver highly-valued solutions
- Headcount investments to support product development
- Reorganize engineering organization to optimize development
- Drive standardization to increase market availability/lower costs
- Establish Corporate Growth Programs and common Stage Gate Development Process

Year One Successes

Drive Innovation & Differentiation

- Compact EKOHEAT's and Workheads
- Standardizing Chiller Portfolio
- NextGen ECO ThermoStream®
- Automated LS-Series Manipulators Expansion
- High-Powered Interface Solution (Lightning)

5-Point Strategy Drives Long-Term Value



Global & Market Expansion
Innovation & Differentiation
Strategic Acquisitions & Partnerships
Service & Support
Talent & Culture

3 Enhance Service and Support

- Expand geographic service coverage, infrastructure and repair/calibration centers
- Drive enhanced service offerings including third party agreements, extended warranties, preventative maintenance and calibration
- Expand remote services asset health
- Integrate shared field services and repair resources
- Identify and capture recurring revenue streams from service

Year One Successes

Enhance Service & Support

- Service Coverage Investments
- Master Service Agreements
- Enhanced Service Offerings
- Acquisition Added Services

5-Point Strategy Drives Long-Term Value

inTEST



Global & Market Expansion
Innovation & Differentiation
Strategic Acquisitions & Partnerships
Service & Support
Talent & Culture

4 Foster New Culture and Talent:

- Changes driven from top executive leadership
- Emphasize openness, results and accountability
- Drive diversity, engagement and career development
- Leverage collaboration among people and divisions
- Aligned incentives/compensation to results

Year One Successes

Foster New Culture & Talent

- Company-Wide Town Halls
- Implemented an ESPP
- Employee Engagement Survey
- Implemented Talent Reviews
- New Performance Management System
- Company-Wide Safety Program
- Elevated Diversity Hiring
- Strong Senior Talent Additions

5-Point Strategy Drives Long-Term Value

inTEST



Global & Market Expansion
Innovation & Differentiation
Service & Support
Talent & Culture
Strategic Acquisitions & Partnerships

5 Pursue Strategic Acquisitions and Partnerships:

- Pursue higher frequency of deals
- Key M&A Criteria:
  - Expand into faster markets
  - Offer a broader portfolio of services
  - Enhance value-added technological solutions
  - Quantifiable and achievable synergies
- Explore partnerships with private labeling opportunities; consider JV/partial ownership opportunities

Year One Wins

Pursue Acquisitions and Partnerships

Z-Sciences Corp.

- Innovative ultra-cold storage technology
  - Buy vs. Make decision
- Product line expansion in Life Sciences
  - High growth Pharma/Biopharma markets
- Sizable SAM
  - Focused on $200M+ targeted segment in $500M+ SAM*

VIDEOLOGY IMAGING SOLUTIONS INC.

- Penetrates attractive adjacent market
  - Security image capture
- Expands Life Sciences and Industrial markets offerings
  - Enhanced Process Technologies
- Widens global footprint
  - Netherlands operation and European customer base
- Opens up $1B+ addressable market
  - Highly fragmented

ACCULOGIC

- Adds electronic testing capabilities
  - Flying Probe and Automation Services
- Strengthens EV Portfolio
  - Patented Battery Test Systems
- Expands global presence
  - German operation
- Diversifies Electronic Test outside of Semi
  - Strengthens Auto/EV, Defense/Aero and Life Sciences

**Source: Company documents and industry estimates*

Investment Highlights

inTEST

Strategy in Place to Generate Significant Long-Term Growth and Value

Strong Foundation:

- Highly-valued solutions
- Growing and diversified markets
- Global blue-chip customers and presence
- Strong margins, cash flow and balance sheet

\+

Transformational Pillars:

- New leadership
- Robust 5-Point Strategy
- Recent acquisitions
- New organizational structure
- Energized workforce
- Clear top-down communications

=

2025 Targets:

- ***$200 to $250M Revenue****
- ***Maintain Strong Margins and Cash Flow***

*Includes both organic growth and future acquisitions

Electronic Test

Joe McManus, Division President





CECO ENVIRONMENTAL NAURA AKRION

Reducing the cost of high-quality test

Electronic Test

Engineering solutions for the toughest challenges in automated test

Manufacturing in New Jersey, Canada and Germany

Global presence with engineering/sales/service in Asia, Europe and North America

Over 90 employees – ~30 engineers

Go to market strategy:

- Direct sales and applications engineering team
- Global network of sales representatives

40 YEARS OF ENABLING ADVANCED ELECTRONIC TEST

Electronic Test – 2021 Revenue

% of inTEST[1]


38%

% of Division


Americas
EMEA
Revenue by Region
APAC


ACCULOGIC



[1]Division revenue split is unaudited

Market Diversification

Expanding beyond Semiconductor











Strong Revenue Growth
Baseline: 2020
2022E[1]
2025E[1]
Semi
Industrial
Auto/EV
Life Sciences
Defense/Aero
Other

[1] *Excludes future acquisitions*



inTEST

Our Engineers are the Difference

- Engineering expertise unmatched by our competitors
- Combined experience in test industry of over 450 years
- Extremely strong engineering level customer relationships
- Strong reputation





Murata 132 FEM
Skyworks Sky5 58242 FEM
Skyworks 175832 FEM
Qualcomm QET 5100 Envelope Tracker IC
Qorvo 7U0N FEM
Qualcomm PMX55 PMIC
Broadcom
Wi-Fi/BT SoC
Murata 583 FEM
Skyworks 57807-13 FEM
Murata 137 FEM
Skyworks 175832 FEM
Murata K79 FEM
Murata 1XR-484 5G mmWave transceiver FEM
Avago AFEM 8200 PAMiD (FEM)
Qualcomm SDR865 RF Transceiver (sub-6 GHz 5G NR and LTE)
Qualcomm SDX55M 5G Modem
Qorvo 7U0N FEM
Qualcomm SMR526 5G mmWave IF module
PMIC (likely)
Murata 132 FEM

Figure 17: Annotated back-side PCB (dismantled PCB stack) with identified major ICs



Test Head
Manipulator
Prober/Handler
Test Head Docking Hardware
PIB/HIB and Stiffeners
Tester Interface
Probe/DUT Card and Stiffener
Peripheral Docking Hardware
Manipulator

inTEST

Semiconductor Test

- Enable testers to work with virtually all handlers/probers
- Established in 1981 with first to market patented technology
- Recently introduced industry's first fully-automated manipulator
- Most highly integrated docking solutions with complete factory automation feedback
- Custom electrical interface solutions
- Expanding in the rapidly growing high power management chip market



inTEST

Printed Circuit Board Testing

- Dual-sided flexible angle probing for the industry's best board coverage
  - Founded in 1992 based on integrated circuit board testing and added flying probe technology in 2006
  - ATEs used in both product development and high-volume production
  - Up to 22 probes per system to maximize throughput

We test boards that others can't

inTEST

EV/Battery


Sahlgrenska
ACCULOGIC

- Automated battery interconnect verification for multiple sized batteries
  - Testing EV batteries since 2015
  - Optical system maps test points
  - Patented multi-point battery testing for maximum throughput
- Partnering with industry leaders to expand beyond continuity verification

Strategic Progress: Year One

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Innovation & Differentiation

- Developed multi-year market driven product roadmap
- Grew new product sales 20%+
  - Continued adoption of Automated LS-series Manipulators and Intelligent Docking Systems
  - Launched High Power Interface (Lightning)
  - NextGen High-Frequency UHD Radar Interface
  - Developed new mid-range semi-automated manipulator

Strategic Acquisitions & Partnerships

- Diversified electronic test outside of semi
  - Strengthens Auto/EV, Defense/Aero and Life Sciences markets
- Added electronic testing capabilities
  - Flying probe and automation services
- Strengthened EV portfolio
- Patented battery test systems
- Expanded global presence with German operation

Global & Market Expansion

- Initiated strategic account program
- Added marketing manager
- Expanded reach with new Korean channel partner

Service & Support

- Added service and aftermarket revenue through acquisition

Expanding Addressable Markets

Significant progress in Year One

($ in millions)


2022
~$350
~$150
~$120
2020
Market Expansion
Acculogic Acquisition

Creating Larger Opportunity Set*

- Aggressive technology roadmap for current and new products
- Expand Tier 1 and OEM customer relationships
- Continuously improving the customer experience

ADDING CAPABILITIES THROUGH ACQUISITIONS AND PRODUCT DEVELOPMENT

**Source: Industry estimates and Company documents*

Key Take-Aways

- Nearly tripled serviceable addressable market with Acculogic acquisition
- Diversification into Printed Circuit Board and rapidly expanding EV/battery market
- Leading the automation of the test floor
- Partnering with key customers to solve their most challenging test requirements

Environmental Technologies

Greg Martel, Vice President and GM



inTEST Corporation



Delivering differentiated solutions for environmental test, process and storage

Environmental Technologies

inTEST

Creating and controlling environmental conditions in test, process and storage applications

Manufacturing in Mansfield, MA

Global presence with sales/engineering offices in Germany and Singapore

Over 80 employees

Go to market strategy:

- 36 global channel partners
- Direct applications engineering team

OVER 50,000 SYSTEMS INSTALLED IN MORE THAN 40 COUNTRIES

Environmental Technologies – 2021 Revenue

% of inTEST[1]


32%

% of Division


APAC
Americas
Revenue by Region
EMEA



[1]Division revenue split is unaudited

Environmental Responsibility

Our comprehensive capabilities set us apart

Low Impact Refrigerants

- Products below EU F-Gas limits
- EPA rated natural refrigerants
- Cryogenic systems using zero refrigerants, chemical/physics-based heat transfer



Low Power Consumption

- Air streaming systems with lowest current draw
- Energy Star® rated freezers and refrigerators
- Cryogenic systems, omitting high power components



RoHS and REACH Compliant

Target Markets With Tailwinds

Born in semiconductor, broadened to diversified markets







Strong Revenue Growth
2025E[1]
2022E[1]
Baseline: 2020
Semi
Industrial
Auto/EV
Life Sciences
Defense/Aero
Other

[1]Excludes future acquisitions


ATS

Semiconductor

- Strong market trends
  - 5G, IoT, High-power devices (SiC, GaN)
- A market leader in portable thermal solutions for Semi lab space since 1971
- Applications
  - R&D
  - Failure Analysis
  - Accelerated Life Testing
  - Thermal Characterization

ENVIRONMENTAL SYSTEMS THAT ARE BUILDING TOMORROW'S TECHNOLOGIES



Life Sciences

- Strong market trends
  - mRNA vaccine development
  - Medical advancements (Biobanking)
  - Mainstream acceptance of cannabis
- Applications
  - -86.0° C Vaccine Storage
  - ULT Cold Transport
  - Bio-Sample Storage
  - CBD & THC Cannabis Extraction
- Highest capacity portable liquid chillers available

DELIVERING TOTAL SAMPLE SECURITY TO THE RESEARCH & LIFE SCIENCES COMMUNITIES



Defense/Aerospace

- Strong market trends
  - Satellites, Space Exploration, Defense Systems
- Highly engineered portable solutions
  - Wide temperature ranges
  - Rapid change rates with high precision
- ISO/ITAR Registered
- Applications
  - Avionics Test
  - Guidance System Test
  - Satellite Test
  - Fuel Cooling

CONTROLLING EXTREME TEMPERATURES FOR THE MOST DEMANDING APPLICATIONS

Strategic Progress: Year One

Positioned for aggressive growth

Global & Market Expansion

- Added Asia sales manager
- Dedicated chiller sales manager
- 4 new international channel partners added
- Developing standard chillers to expand SAM
- Initial penetration of two new Cannabis extraction OEMs

Strategic Acquisitions & Partnerships

- Acquired Z-sciences Corp
  - Buy vs. Make decision
  - Expanded access to Life Sciences industry
  - High growth market; focused on $200M+ targeted segment in $500M+ SAM

Innovation & Differentiation

- Launched Next Gen ECO-560 ThermoStream
- Launched OEM Thermal Platform line for IGBT test
- Launched Standard Cannabis Extraction Chillers

Service & Support

- Added field service engineers in TX and CA
- New service partner in China
- Launched US rental program
- Creating Master Service Agreements

Expanding Addressable Markets

inTEST

Significant progress in Year One

($ in millions)


2022
~$700
~$200
~$150
2020
Market Expansion
Z-Sciences Acquisition

Enlarging SAM for Growth*

- Standardizing products to expand addressable markets
  - Launched four new standard offerings for liquid chiller market
- Expanded Life Science offerings with acquisition of Z-sciences
  - ULT Cold Storage
  - Cold Chain Transportation

ADDING CAPABILITIES THROUGH PRODUCT DEVELOPMENT AND ACQUISITIONS IN TEMPERATURE, VIBRATION, ALTITUDE, HUMIDITY AND SALT

*Source: Industry estimates and Company documents

Key Take-Aways

- Diversification into high-growth Life Sciences market more than triples SAM
- Standardizing chiller products expands addressable market
- Wide range of thermal and controls technologies; strong IP
- Focus on responsibly solving environmental control challenges

Process Technologies

Scott Nolen, Division President





Technical expertise and customized solutions for industrial applications

Process Technologies

Technical expertise and customized solutions for industrial applications

Manufacturing in USA and Europe

Global sales, service and testing capabilities

Over 130 employees globally

Go to market strategy:

- 14 Sales Managers in North America and Europe
- 12 Indirect Global Sales/Service Partners
- 6 Solutions/Demonstrations LABs

OVER 17,000 INDUCTION HEATING SYSTEMS INSTALLED IN MORE THAN 50 COUNTRIES

MORE THAN ONE MILLION EMBEDDED CAMERAS DESIGNED AND DELIVERED SINCE 1995

Process Technologies – 2021 Revenue

% of Total inTEST[1]


30%

% of Division


APAC
Revenue by Region
EMEA
Americas



[1]Division revenue split is unaudited



Environmental Benefits

- Induction heating only uses electricity
  - No CO_2 or hazardous emissions produced
  - High Efficiency…Converts 70% to 90% of energy to heat
  - Instant start and stop = No start-up or shut-down losses
- Induction heating is cleaner and safer
  - Eliminates smoke, waste heat, emissions and noise
  - Reduction in risk of contact burns
  - Zero explosive gases
  - No UV exposure
- Camera systems provide safer more efficient roadways
  - Reduce traffic signal wait times
  - Cross walk sensors adjust based on pedestrian type
  - Ability to reroute traffic around congestion
- Our systems build renewable products
  - Solar Panels
  - Wind Turbines
  - Hydro turbine blades

Diverse Array of Target Markets

Process technologies serves a diverse set of markets








Strong Revenue Growth
2020
2022E[1]
2025E[1]
Semi
Industrial
Auto/EV
Life Sciences
Defense/Aero
Security
Other

[1] Excludes future acquisitions

inTEST

EV/Automotive

- Rapidly growing market opportunity
- Over 25 auto applications
- Expertise in EV manufacturing applications
- Continuous development for new applications to serve EV customers



Preheating overmolding for window trim
Lane change assist and perimeter monitoring
Brazing of fuel tank injection pipes
Shrink fitting timing gears into crank shafts
Driver fatigue monitoring systems
Enamel burn-off of copper wires
Back-up and other exterior cameras
Shrink fitting a wrist pin into a connecting rod
Hardening/ tempering of suspension parts
Bonding magnets in electric motors
Curing brake rotor coatings
Preheating cylinder liners
Brazing brake linings
Light assembly
Tire wire
Advanced short-wave infrared for night/low visibility imaging
Brazing for electric vehicle batteries
Shrink-fitting motor shafts into stators
SiC crystal growth
Metal-to-plastic insertion of steel inserts into door handles
Crash and dash cameras and recording systems
Brazing connections, often aluminum parts, in air conditioning systems
Brazing short circuit rings for electric motors
Hardening/ tempering engine parts
Curing filter end caps to filters
Hardening/ tempering transmission parts
INDUCTION APPLICATIONS
ELECTRIC VEHICLE APPLICATIONS
CAMERA APPLICATIONS

Aerospace



Cockpit recording cameras
Metal-to-plastic insertion of internal structural components
Brazing of probes
Carbon fiber/ composite bonding
Brazing of fire and heat detector sensors
Exterior cameras for pilots
Hot heading, thread rolling, thread patching of fasteners
Soldering and zone annealing for connectors
Interior cameras for safety and security
Gas nozzle brazing
Landing gear heat treatment
Brazing, heat treatment, pre-heating, forging of turbine blades
Advanced short-wave infrared for night/low visibility scenarios
INDUCTION APPLICATIONS
CAMERA APPLICATIONS

- Recovering industry
  - Build rates improving as commercial air travel increases
- Aircraft industry pushing cutting-edge technology
  - Driving efficiencies in aircraft
- Quality, consistency & reliability mandatory
  - Highly regulated industry



Life Sciences

- Rapidly Growing Market
  - Advancing technology in robotics surgery
  - Many single use systems
  - Demographics driving growth in medical technologies
- Solutions for Multiple Applications
  - Catheter manufacturing
  - Orthoscopic cameras
  - Medical tool manufacturing
  - Nanoparticle heating
  - Dental imaging
- Quality, consistency & reliability mandatory
  - Highly regulated industry


MANAGE IT
ALL NO
MATTER
WHERE

Security

- Growth Driven by Digitization, Artificial Intelligence and Automation
  - AI makes images high value data
  - Demanding specifications
  - Require high resolution in low light
  - OEMs require long product life
- Multiple Applications
  - ID Badging
  - Facial recognition
  - ATM Security
  - License Plate Recognition
  - Traffic monitoring

Expanding Addressable Markets

inTEST

Significant progress in Year One

($ in millions)


2022
~$1,350
~$330
~$300
2020
Market Expansion
Videology Acquisition

Significant Growth Through Acquisition

- Videology significantly increases SAM*
- Imaging market CAGR estimated at ~10%*
- Sales footprint increases heating SAM

EXPANDING SAM WITH NEW TECHNOLOGIES AND CAPABILITIES THROUGH ACQUISITIONS AND PRODUCT DEVELOPMENT

**Source: Verified Market Research 2020*

Strategic Progress: Year One

Positioned for aggressive growth

Global & Market Expansion

- Added sales footprint into Mexico
- Added Direct Sales into USA Gulf Coast
- New Sales Partner in Italy and South Africa
- Three new USA Sales Partners

Strategic Acquisitions & Partnerships

- Acquired Videology
  - Triples SAM
  - Rapidly growing market
  - New business practices will drive growth
  - Utilizes existing inTEST facility

Innovation & Differentiation

- Launched a compact 125 kW Heating System
  - Lower customer installed cost
- Launched the Next Generation Workhead
  - More robust design
  - Smaller design can be used with robots
  - Lower installation cost
- Invigorated product roadmap

Service & Support

- Winning service agreements
- Aggressively quoting spare parts after order
- Setting up service capability in Mexico & Italy

Key Take-Aways

- **Serving large, diverse and growing markets**
- **Supplier of highly-valued solutions addressing customers' complex applications**
- **Strong product roadmap with significant new product introductions in 2022**
- **Business is designed to scale globally**

Making M&A a Core Competency

Richard Rogoff, Vice President, Corporate Development



onto innovation ASML

RUDOLPH TECHNOLOGIES



Making M&A a core competency

Why M&A for inTEST Now?

inTEST Is Well Positioned For Inorganic Growth

- **Stable of core technologies/competencies applicable to multiple markets**
- **Strong balance sheet with access to capital**
- **New management**
  - ➢ **Extensive M&A experience; strategic buyer**
  - ➢ **Focus on growth and execution**
- **Fast growing company competing in global markets**



Growth
Public
Capital
Strategic
Execution
Financial
Leadership
Technology
Experience
Global
Markets
Competency
Distribution
M&A
Engineering

Making M&A a Core Competency

inTEST

M&A Eco-System


Acquire quality
to drive shareholder value
Strategy
Development
M&A
Execution
inTEST
M&A Eco-
System
Defining/developing
partners that
strengthen our
strategy
M&A Pipeline
Banking Relationships
Strategic Partnerships
Core
competency
creates
exposure to
opportunities

Goals

- Expand into fast growing markets
- Offer broader portfolio of solutions
- Drive further market diversification
- Enhance value-added technological solutions
- Explore partnerships and private label opportunities
- Enhance financial profile of company

M&A PlayBook

- Governance
- Process
- Tools
- Engagement

Due Diligence Dashboard

Integration Dashboard

Comprehensive Valuation Guidelines

- Strong strategic fit with quantifiable and achievable synergies
- Solid Management team that will stay with the company post deal
- Good cultural fit (ethical, results oriented, decentralized businesses, lean, etc.)
- Significant upside potential
- Financial performance to model:
  - Deals that can meet IRR threshold
  - Goal to be accretive in year one
  - Creates long-term shareholder value

M&A in 2021 – A Successful Start

inTEST

Z-Sciences Corp.	VIDEOLOGY IMAGING SOLUTIONS INC.	ACCULOGIC
Acquired 10-7-21	Acquired 10-28-21	Acquired 12-21-21
Re-branded North Sciences Integration complete	Integration on target	Integration on target
Market expansion: Life Sciences Technology synergy Customer relationships	Large market potential Strong product line Expands addressable market	Diversifies markets Opens EV battery opportunities Differentiating technology

Integrations progressing well – expect to be accretive in year one

A Growing Pipeline of Targets

Approximately 30 companies in pipeline at 12/31/2021

Target Pipeline by Division



Electronic Test
Enviromental Technologies
Process Technologies
Rejected
Promising
Pursuing

Pipeline by Source



Bankers
Advisors
Internal

Focused Process in Target Markets and Technologies

	Electronic Test	Environmental Technologies	Process Technologies
Technologies	Automation In-circuit Testing Functional Testing	Temperature Altitude Vibration Humidity Salt	Heat Processing Process Control Image Capture Image Processing
Markets	Automotive Industrial Defense/Aero Semiconductor	Industrial Life Sciences Defense/Aero Semiconductor	Automotive Industrial Life Sciences Defense/Aero Semiconductor

OEM Partnerships: Not Just Acquisitions

inTEST

OEM/Private Label Partnerships

- Market expansion
- Expands revenue opportunities

JV/Technology Partnerships

- Access to technology expands/enhances our solutions
- Evaluate long-term fit for product and company
- Minimizes risk

PARTNERSHIPS PROVIDE ANOTHER AVENUE FOR GROWTH

Key Take-Aways

- Completed three acquisitions in 2021
- Disciplined M&A process in place from investigation to integration
- Focus on expanding technologies and markets served
- Building a strong M&A eco-system
- Open to partnerships as well as acquisit
- Enhance financial profile of company

Driving Financial Success

Duncan Gilmour, CFO and Treasurer





ABB tyco

pwc

inTEST

Financial Priorities: Creating Long-Term Value

- Allocate capital to optimize execution of 5-Point Strategy
- Accelerate revenue growth by expanding share and SAM
- Pursue strategic acquisitions
- Maintain strong margins & cash flow with increasing operating leverage
- Manage balance sheet to ensure on-going flexible access to capital

2021 Results: Executing 5-Point Strategy

inTEST

Full Year 2021 Financial Highlights

- Grew revenue 58% to $85M
- Adjusted EPS (Non-GAAP)[1] increased from $0.03 to $0.81
- Orders reached an all-time high of over $100M
- Completed 3 acquisitions
- Adjusted EBITDA margin (Non-GAAP)[1] up over 5X to 14.2%
- Improved capital structure by leveraging balance sheet

[1] Adjusted Net Earnings per diluted share (EPS) and Adjusted EBITDA are non-GAAP financial measures. Further information can be found under "Non-GAAP Financial Measures." See also the reconciliations of GAAP financial measures to non-GAAP financial measures that accompany this presentation.

Revenue Grew 58% in 2021


($ in millions)
$84.9
$53.8
$32.5
$13.6
$25.5
$18.0
$22.2
$26.9
2020
2021
Environmental Technologies[1]
Process Technologies[1]
Electronic Test[1]

Strong Revenue Growth Driven By:

- Taking market share with renewed emphasis, investments and new leadership
- Strong Semi market in both front-end and back-end; also strong automotive/EV
- New product introductions
- Expanded customer base
- Ongoing, broad-based economic recovery

[1] Division revenue splits not audited

Strong Margin Business

inTEST

3 Key Metrics	2020	2021
Net Income	**(2%)**	**9%**
Division Operating Income*	**13%**	**23%**
Adjusted EBITDA[1]	**2%**	**14%**

Costs as a % of Revenue

	2020	2021
Gross Margin	45%	49%
Division Operating Expenses*	(32%)	(26%)
Division Operating Margin*	***13%***	***23%***
Corporate G&A* & Restructuring	(13%)	(11%)
Intangible Amortization	(2%)	(2%)
Tax	1%	(1%)
Net Income	***(2%)***	***9%***
Add back: Tax & Intangible Amortization	1%	3%
Add back: Interest, Depreciation & SBC[2]	3%	2%
Adjusted EBITDA[1]	***2%***	***14%***

*Division operating income, division operating expenses, corporate G&A and division operating margin are unaudited. Division operating income is anticipated to be the segment measure of profit and loss that will be reported under ASC 280 in 2022 as a result of our reorganization

[1] Adjusted Net Income per diluted share and Adjusted EBITDA are non-GAAP financial measures. Further information can be found under "Non-GAAP Financial Measures." See also the reconciliations of GAAP financial measures to non-GAAP financial measures that accompany this presentation.
[2] Stock-Based Compensation

Enhanced Capital Structure

($ in millions)

Cash Flow	2020	2021
Net cash provided by operating activities (GAAP)	$3.2	$10.8
Capital expenditures	$0.7	$1.0
Free cash flow (FCF)[1] (Non-GAAP)	$2.5	$9.8

Capitalization	12/31/2020	12/31/2021
Cash and cash equivalents	$10.3	$21.2
Total Debt	-	$20.1
Shareholders' equity	$44.8	$54.8
Total Capitalization	$44.8	$70.8

- Ended 2021 with strong balance sheet and cash flow
- Leveraged balance sheet to finance acquisitions at favorable rates
- Financial flexibility for future growth and access to capital
- Borrowing capacity 2.5x+ EBITDA

NOTE: Components may not add up to totals due to rounding.
[1] Free cash flow is a non-GAAP financial measure. Further information can be found under "Non-GAAP Financial Measures."

Financial Guidance and Outlook

First Quarter 2022 Guidance

- Revenue: $23 million to $25 million
- EPS (GAAP): $0.04 - $0.09
- Adjusted EPS (Non-GAAP): $0.10 - $0.15

Full Year 2022 Outlook

- Revenue: $110 million to $115 million
- 2022 gross margin: 46% to 49%
- Operating expenses: $10.5 million to $11.2 million per quarter
  - Includes ~$650k current estimate of intangible asset amortization
- Interest expense: ~$150,000 per quarter
- Effective tax rate: 15% to 17%
- Capital expenditures: 1% to 2% of revenue

Strategic Plan Focused on Long-Term Revenue Growth

($ in millions)


~30%+ CAGR 2020 to 2025
$54
$85
~$110 to $115E
~$200 to $250E
Future Acquisitions
2020
2021
2022
2025

Operating Leverage Drives Profitability

inTEST

($ in millions)



Division Operating Income*
$7
13%
$19
23%
$40+E
~20%
2020
2021
2025
Adjusted EBITDA[1]
$1
2%
$12
14%
$30+E
~15%
2020
2021
2025
Net Income
($1)
$7
9%
$20+E
~10%
2020
2021
2025

[1] Adjusted EBITDA and Forward Adjusted EBITDA are non-GAAP financial measures. Further information for Adjusted EBITDA can be found under "Non-GAAP Financial Measures." See also the reconciliations of GAAP financial measures to non-GAAP financial measures that accompany this presentation.

*Division operating income is unaudited

Multiple Expansion Opportunity


EV / Forward Revenue
1.2
3.2
2.0
YE 2021
EV / Forward EBITDA
9.7
15.9
14.2
YE 2021
inTEST Corporation
Semi Peers Median
Industrial Peers Median

Source: Company data, S&P Capital IQ
INTT Semiconductor Peers: ACLS, AEHR, CAMT, COHU, CYBE, FORM
INTT Industrial Peers: ATRO, AZTA, GHM, THR, THRM

Key Take-Aways

We Have the Strategy and Financial Flexibility to Substantially Increase Shareholder Value Over the Next 5 Years

Operational

- Strong foundation
- New leadership and organizational structure
- Robust 5-Point Strategy
- Competing in growing and diversified markets

Financial

- Proven track record for financial success
- Revenue/earnings momentum
- Solid balance sheet with financial flexibility

Deliver On The Vision

Nick Grant, CEO



ABB AMETEK
EMERSON



Leveraging engineering expertise, customer relationships and strong leadership team to drive growth and change

Unlocking The Potential

Transforming inTEST

Vision

*To be the **supplier of choice** for innovative test and process technology solutions*

Mission

*Leverage our deep industry knowledge & expertise to **develop and deliver high quality, innovative customer solutions** and superior support for complex global challenges*

Strong Foundation For Growth

inTEST

inTEST was Known for Highly-Engineered, Customer-Driven Solutions

Growing and Diversified Markets
- Semiconductor
- Industrial
- Automotive/EV
- Defense/Aerospace
- Life Sciences
- Security

Blue-Chip Global Customer Base

Texas Instruments, Emerson, Lockheed Martin, Alcon, Raytheon, Qualcomm, Johns Hopkins Medicine, Analog Devices

Global Presence
- 2021 Revenue: $85M
  - 46% APAC
  - 33% Americas
  - 21% EMEA
- Manufacturing operations in U.S., Canada, Europe
- Global sales and service organization

Commitment to Long-Term Value Creation

inTEST

Key Elements To Our Transformation

Strong Foundation	New Leadership	Robust 5-point Strategy
Recent Acquisitions	New Organizational Structure	Energized Workforce

5-Point Strategy Drives Long-Term Value


Global & Market Expansion
Innovation & Differentiation
Strategic Acquisitions & Partnerships
Service & Support
Talent & Culture

Expanding Addressable Markets

($ in millions)



2022
~$2,000+
~$640
~$570
2020
Market Expansion
Acquisitions

Increasing "Sandbox*" Organically and Inorganically

- Technology Development
  - Opening up adjacent markets
- Standardization
  - Creating larger served markets
- Customer de-vertical integration
  - Freeing up captive markets
- Acquisitions
  - Penetrating new markets

TARGETED APPLICATIONS IN EV/BATTERY, MEDICAL COLD STORAGE, SIC/GAN AND CANNABIS EXPECTED TO DRIVE ACCELERATED GROWTH

SAM based on available industry data and Company estimates

Driving Market Leadership/Opportunities

Targeting markets with strong, secular tailwinds

inTEST Revenue by Market*



2020
2022E
2025E
Semi
Industrial
Defense/Aero
Auto/EV
Life Sciences
Security
Other

Markets	Expected 5-Year Market Growth**
Served Semi Markets	3% to 6%
Industrial	3% to 6%
Defense/Aero	3% to 6%
Targeted Growth Markets	
Auto/EV	5% to 8%
Life Science	6% to 9%
Security	7% to 10%

*Excludes any potential future acquisitions

**Sources: IC Insights, Verified Market Research, industry trade publications and Company estimates

Strategic Plan Focused on Long-Term Revenue Growth

($ in millions)


~30%+ CAGR 2020 to 2025
$54
$85
~$110 to $115E
~$200 to $250E
Future Acquisitions
2020
2021
2022
2025

Operating Leverage Drives Profitability

($ in millions)



Division Operating Income*
$7
13%
$19
23%
$40+E
~20%
2020
2021
2025
Adjusted EBITDA¹
$1
2%
$12
14%
$30+E
~15%
2020
2021
2025
Net Income
($1)
$7
9%
$20+E
~10%
2020
2021
2025

[1] Adjusted EBITDA and Forward Adjusted EBITDA are non-GAAP financial measures. Further information for Adjusted EBITDA can be found under "Non-GAAP Financial Measures." See also the reconciliations of GAAP financial measures to non-GAAP financial measures that accompany this presentation.

*Division operating income is unaudited

Conclusion & Investment Highlights

inTEST

- Under new leadership, inTEST is transforming into a high-growth company
- 2021 results demonstrated successful execution of 5-Point Strategy
- Serviceable Addressable Markets (SAM) increased 3x from $570M to $2B+
- Strong balance sheet provides financial flexibility and access to capital
- Targeting 2025 revenue of $200M to $250M with strong margins and cash flow

Transforming inTEST

2022 Investor and Analyst Day



Question and Answer Session

inTEST

Transforming inTEST

2022 Investor and Analyst Day



March 24, 2022

inTEST

Supplemental Information



inTEST 2022 Investor Day

Adjusted Net Income Reconciliation

inTEST

	Years Ended	
	12/31/2021	12/31/2020
Net earnings (loss)(GAAP)	$ 7,283	$ (895)
Acquired intangible amortization	1,440	1,233
Tax adjustments	(22)	(26)
Adjusted net earnings (loss)(Non-GAAP)	$ 8,701	$ 312
Diluted weighted average shares outstanding	10,730	10,281
Net earnings (loss) per share – diluted:		
Net earnings (loss)(GAAP)	$ 0.68	$ (0.09)
Acquired intangible amortization	0.13	0.12
Tax adjustments	–	–
Adjusted net earnings (loss) per share – diluted (Non-GAAP)	$ 0.81	$ 0.03

Adjusted EBITDA Reconciliation

inTEST

	Years Ended	
	12/31/2021	12/31/2020
Net earnings (loss)(GAAP)	$ 7,283	$ (895)
Acquired intangible amortization	1,440	1,233
Interest expense	89	33
Income tax expense	1,119	(336)
Depreciation	666	630
Non-cash stock-based compensation	1,450	671
Adjusted EBITDA (Non-GAAP)	$ 12,047	$ 1,336
Net revenue	84,878	53,823
Adjusted EBITDA margin (Non-GAAP)	14.2%	2.5%

Income Statement with Division Income

inTEST

($ in thousands)

	Years Ended	
	12/31/2021	12/31/2020
Revenue	$ 84,878	$ 53,823
Cost of revenue	43,654	29,719
Gross profit	41,224	24,104
Division operating expense	22,066	17,256
Division operating income	19,158	6,848
Corporate G&A expense	8,972	5,546
Restructuring and other charges	286	1,285
Operating income	9,900	17
Interest expense	89	33
Other (income) expense	(31)	(18)
Intangible amortization	1,440	1,233
Income tax expense (benefit)	1,119	(336)
Net earnings (loss)	$ 7,283	$ (895)

NOTE:

Division operating income, division operating expenses, and Corporate G&A are unaudited.

Division operating income is anticipated to be the segment measure of profit and loss that will be reported under ASC 280 in 2022 as a result of our reorganization.

Corporate & Division Operating Expenses

($ in thousands)

	Years Ended	
	12/31/2021	12/31/2020
Operating expenses:		
Division G&A*	5,453	4,665
Corporate G&A*	8,972	5,546
Intangible amortization	1,440	1,233
General and administrative expense	15,865	11,444
Selling expense (all related to the Divisions)	11,083	7,522
Engineering and product development expense (all related to the Divisions)	5,531	5,070
Restructuring and other charges	286	1,285
Total operating expenses	32,765	25,321

*G&A expense breakout by Division and Corporate is unaudited

Richard N. Grant, Jr.

Richard N. Grant, Jr. was appointed as President and Chief Executive Officer of the Company and elected to serve as a director effective August 24, 2020. Prior to joining inTEST, Mr. Grant served as Senior Vice President Americas Region Measurement & Analytics of ABB Ltd from June 2017 to August 2020. Prior to his time at ABB, Mr. Grant served as Corporate Vice President and General Manager of the Materials Analysis Division of AMETEK Inc., an electronic instrument and electromechanical manufacturer, from April 2013 until June 2017. Mr. Grant previously served as an Operating Officer of AMETEK Inc. from 2013 until 2017, and as a Board Member of SEIKO EG&G CO. LTD., a joint venture in which AMETEK maintained an interest, from 2016 until 2017. Prior to AMETEK, Mr. Grant worked at Emerson Electric in a variety of roles from March 1997 until April 2013, including as Vice President/General Manager of the Temperature Business unit of Rosemont Measurement from April 2011 until April 2013 and as Vice President Strategic Planning for Emerson Process Management from October 2007 until April 2011.

Mr. Grant holds a Bachelor of Science degree in physics from Northern Kentucky University and an executive MBA from Xavier University.



Duncan Gilmour

Mr. Gilmour joined inTEST Corporation in July 2021 as CFO and Treasurer. Prior to inTEST Mr. Gilmour was at ABB where he has been the Americas Region Controller of the Process Automation Measurement and Analytics Division. During his tenure at ABB, he was responsible for overseeing financial operations at multiple businesses, FP&A, and the integrity of internal controls across the region. Prior to ABB, he had a 13-year career with Tyco International where he held roles of increasing responsibilities within the organization ranging from Director of Corporate Compliance (where he held responsibility for the coordination of global Sarbanes-Oxley compliance processes), Global Controller and Finance Director. Prior to Tyco International, Mr. Gilmour had an 11-year career with Coopers & Lybrand/ PricewaterhouseCoopers in the US and the UK, where he was responsible for managing multinational public and private company audits, IPOs and consulting engagements.



Mr. Gilmour holds a BAcc (Bachelor of Accounting) degree in Economics and Accounting from the University of Glasgow (1993) and in 1996 was granted certification as a chartered accountant with The Institute of Chartered Accountants of Scotland (ICAS).

Richard Rogoff

Mr. Rogoff joined inTEST in October 2021 as Vice President Corporate Development. Mr. Rogoff most recently had a consulting business advised many clients on their M&A and Strategy processes including work completed with inTEST. Previously, he spent seven years with Onto Innovation Inc. a semiconductor capital equipment supplier. He held the positions of Vice President and Business Unit Manager Lithography systems and later managed the company's newly formed M&A integration office as Vice President Strategic Initiatives and Integration Management Office. Prior to that, he spent more than 20 years with ASML Inc., a semiconductor capital equipment supplier based in the Netherlands where he held several successively challenging positions including the Vice President Business Development & Business Unit Manager Optics and Vice President European Sales & Worldwide Account Support.

Mr. Rogoff holds a BS in Microelectronic Engineering from the Rochester Institute of Technology in Rochester, NY, and an MBA for Executives from INSEAD in Paris, France.



Scott Nolen

Mr. Nolen joined inTEST in July 2019 as Vice President and General Manager of Ambrell. He recently was promoted to Division President, Process Technologies. Prior to joining inTEST, Mr. Nolen worked thirty years supplying equipment for the Energy Industry. His most recent roles were at GE where he held the positions of Commercial Line Leader of Distributed Power, Product Line Leader of Reciprocating Engines and General Manager of Reciprocating Compression for Baker Hughes a division of GE. Prior to that, he spent more than 20 years with Dresser-Rand and Roll-Royce Energy where he held several successively challenging positions including Middle East Sales Manager and Product Line Leader of the Trent 60 Gas Turbine

Mr. Nolen holds a BS in Mechanical Engineering from the University of Vermont and an MBA from the University of Rochester.



Joseph McManus

Mr. McManus joined inTEST in February 2021 as Vice President and General Manager EMS. He was recently promoted to Division President, Electronic Test. Mr. McManus most recently served more than 3 years as Vice President of Sales for CECO Fluid Handling Division. Prior to that, he spent more than 20 years with Akrion., a semiconductor capital equipment supplier based in Allentown, PA where he held several successively challenging positions including the Vice President Sales and Marketing and Global Product Manager

Mr. McManus holds a BS in Mechanical Engineering and an MBA from Villanova University in Villanova, PA



Greg Martel

Mr. Martel has held various leadership positions since joining inTEST in May 2003 including roles in Sales, Operations, Applications, and integration. He was promoted in January 2018 and currently holds the position of Vice President and General Manager of inTEST's Thermal Solutions.

Prior to joining inTEST, Mr. Martel held senior applications engineering positions at Semitest.

Mr. Martel holds a BS in Chemistry from the Worcester Polytechnic Institute in Worcester, MA, and an MBA from Suffolk University, Boston, MA.



Meghan Blount

Ms. Blount joined inTEST in February 2022 as Vice President of Human Resources. Prior to joining inTEST, Ms. Blount served as Global Human Resources Partner for the Electrification Information Systems Business at ABB Ltd., where she spent 7 years in various roles of increasing responsibility. Prior to ABB, she held various Human Resources Management roles for companies like Georgia Pacific, Sara Lee Foods and Armstrong World Industries.

Ms. Blount earned her Master of Jurisprudence, Employment and Labor Law from Tulane University Law School, and holds a Master of Arts in Human Resource Management and a Bachelor of Science in Communication.

